INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about intangible assets [abstract]
INTANGIBLE ASSETS
NOTE 9 – INTANGIBLE ASSETS

Intellectual property included the following intangible assets acquired by the Company:

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$6.7 million recorded as a result of the acquisition of Agalimmune, primarily related to its main drug candidate, AGI-134 (see Note 1a). In December 2023, the Company made a decision to terminate the development of AGI-134. Accordingly, the intellectual property related to AGI-134 has been written-off in the 2023 financial statements.

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$15.0 million associated with BL-8040 were recorded following an amendment to the in-licensing agreement with Biokine Therapeutics Ltd. ("Biokine"). This amendment reduced the payments owed by the Company on sublicense receipts (as defined in the license agreement) from 40% to 20%. This intellectual property is amortized proportionally with the revenues recognized from the licensing transaction with HST and Gloria in Asia (see Note 16), as well as in accordance with the lifespan of the patents in the U.S., following commencement of self-commercialization of motixafortide towards the end of 2023.

Set forth below are the composition of intangible assets and the related accumulated depreciation, grouped by major classifications:

	Cost				Accumulated depreciation and impairment
	Balance at	Additions	Disposal	Balance at	Balance at	Additions	Impairment	Balance at	Net book value
	beginning	during	during	end of	beginning	during	during	end of	December 31,
	of year	year	year	year	of year	year	year	year	2022	2023
	in USD thousands				in USD thousands				in USD thousands
Composition in 2023
Intellectual property	21,792	-	450	21,342	96	-	6,703	6,799	21,696	14,543
Computer software	801	181	-	982	612	59	-	671	189	311
	22,593	181	450	22,324	708	59	6,703	7,470	21,885	14,854